SUBSIDIARIES AT MAY 31, 2000



Domestic                              State of Incorporation     Ownership

FNC International, Inc.                  California              100% FCI
Fritz Domestic Services                  California              100% FCI
Fritz International Insurance Broker     California              100% FCI
Fritz Transportation International       California              100% FCI
Fritz Government Services, Inc.          California              100% FCI
Arthur J. Fritz & Co.                    Delaware                100% FCI
Fritz Companies, Inc.                    Delaware                Public
Frontier Freight Forwarders, Inc.        Florida                 100% FCI
Unlimited National, Inc.                 Illinois                100% FCI
Unlimited Warehousing, Inc.              Illinois                100% FCI
Logistics Service (U.S.A.) Co. Inc.      New Jersey              100% Logistics
                                                                 Holdings Ltd.
Trade Management Services                New Jersey              100% FCI
Wall Shipping Co., Inc.                  New Jersey              100% FCI
FCI Logistics, Inc.                      Oklahoma                100% FCI
Air Compak International, Inc.           Pennsylvania            100% FCI
Fritz Air Freight, Inc.                  Texas                   100% FCI
Fritz Export Packing, Inc.               Texas                   100% FAF
RealAmerica Co.                          Delaware                8% Frontier
                                                                 Freight
                                                                 Forwarders
TG International, Inc.                   Texas                   100% FCI


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Europe                              Country of Incorporation    Ownership

Fritz Companies (Austria) GMBH             Austria              100% FHI
Fritz Companies Belgium N.V.               Belgium              100% FHI
Fritz Companies (Czech) S.R.O.             Czech Republic       100% FHI
Fritz Companies Finland Oy                 Finland              100% FHI
Fritz Companies France S.A.                France               100% FHI
Fritz Companies (Deutschland) GMBH         Germany              100% FHI
Fritz Companies Hungaria Kft.              Hungary              100% FHI
Fritz Companies (Ireland) Limited          Ireland              100% FHI
Fritz Global Technologies Limited          Ireland              100% FHI
Fritz Companies (Italy) S.R.L.             Italy                80% Globe Fin
                                                                20% FHI
Globe Financial S.A.                       Luxembourg           100% FHI
Airtex International B.V.                  Netherlands          100% FHI
FCI Holdings International B.V.            Netherlands          __% FCI/__% FTI-
                                                                HK (% in flux)
Fritz Companies Nederlands B.V.            Netherlands          100% FHI
Fritz Companies Norway AS                  Norway               100% FHI
Fritz Companies Poland Spolka Z O.O.       Poland               100% FHI
Fritz Companies Portugal-Transitarios Ld   Portugal             100% FHI
Fritz Companies Romania S.R.L.             Romania              100% FHI
Fritz Companies (C.I.S.)                   Russia               100% FHI
Fritz Companies Spain S.A.                 Spain                100% FHI
Fritz Companies Sweden AB                  Sweden               100% FHI
Fritz Companies (Switzerland) AG           Switzerland          100% FHI (b)
Fritz International Transport Trade Ltd.   Turkey               50% FHI
Fritz Companies Ukraina                    Ukraine              100% FHI
Fritz Companies (UK) Limited               United Kingdom       100% FHI





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Americas                          Country of Incorporation    Ownership

Fritz De Argentina S.A.                   Argentina           100% FCI
Laugus Cargo S.A.                         Argentina           100% Frtz-Argent.
Fritz Do Brasil Transportes
      Internacionais Ltda.                Brazil              100% Mirabel
Fritz Trans-Shoes Agenciamento
      De Transportes Nacionais
      E Internacionais, Ltda.             Brazil              100% FCI
Fritz Express Logistica Integrada
      Transportes Nacionais E
      Internacionais Ltda.                Brazil              100% FCI
Air Compak International (Canada) Inc.    Canada              100% ACI
Amstel Inc.                               Canada(Federal)     100% Starber
Denpha Customs Brokers Inc.               Canada(Federal)     100% Starber
243393 Ontario Limited                    Canada(Ontario)     100% Starber
Fritz Companies Canada Inc.               Canada (N.B.)       100% FCI
Fritz Starber Inc.                        Canada(Ontario)     100% Fritz Canada
Secomat Inc.                              Canada (Quebec)     100% Starber
Fritz Chile S.A.                          Chile               100% FCI
Fritz De Colombia Ltda.                   Colombia            51% FCI
Fritz Internacional S.A.                  Costa Rica          100% FCI
Fritz De Santo Domingo S.A.               Dominican Rep.      100% FCI
Transportadora Maritima De Carga S.A.     Dominican Rep.      100% FCI
Fritz El Salvador S.A. de C.V.            El Salvador         100% FCI
Fritz Guatemala S.A.                      Guatemala           100% FCI
Fritz Companies Honduras S.A.             Honduras            100% FCI
FCI Companies De Mexico S.A. de C.V.      Mexico              100% FCI
Fritz Companies de Mexico S.A. de C.V.    Mexico              51%FAF/49%ICS
Trade and Service I.D.M. S.A. de C.V.     Mexico              50%FAF/50%ICS
Fritz Companies (Panama) Inc.             Panama              100% FCI
FTI Container Line Inc.                   Panama              100% FTI-HK
Mirabel International Transport S.A.      Panama              100% FAF
Fritz del Peru S.A.                       Peru                100% FCI
Fritz Companies Peru S.A.                 Peru                100% FCI
Fritz Companies Puerto Rico, Inc.         Puerto Rico         100% FCI
Fritz Almacenes Generales C.A.            Venezuela           100% Fritz Venez.
Fritz Boulton S.A.                        Venezuela           100% Fritz Venez.
Fritz Customs Brokers S.A.                Venezuela           100% Fritz Venez.
Fritz Venezuela S.A.                      Venezuela           80% FCI


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Asia                              Country of Incorporation    Ownership

Fritz Air Freight (Bangladesh) Ltd.       Bangladesh          100% FAF-HK(b)
Fritz Ocean Freight (Bangladesh) Ltd.     Bangladesh          100% FTI-HK
Amel Express Limited                      Hong Kong           100% FTI-HK
Fritz Air Freight Beijing (H.K.)
      Limited                             Hong Kong           100% FTI-HK
Fritz Air Freight (H.K.) Limited          Hong Kong           100% FTI-HK
Fritz  Companies Shanghai (H.K.)
      Limited                             Hong Kong           99%FTI-HK/1%FCI
Fritz China Services (H.K.) Limited       Hong Kong           100% FTI-HK
Fritz Companies India (H.K.) Ltd.         Hong Kong           100% FTI-HK
Fritz Transportation International
      (H.K.) Limited                      Hong Kong           100% FCI
Fritz Transportation International
      Xiamen (H.K.) Limited               Hong Kong           100% FTI-HK
Intertrans Cargo Services (H.K.) Ltd.     Hong Kong           100% ICS
Intertrans Consulting Services Ltd.       Hong Kong           100% FAF
J.F.T. Sea Air Consolidation, Ltd.        Hong Kong           100% Log.Hold.
Logistics Air Service Ltd.                Hong Kong           100% Log.Hold.
Logistics Euro-Freight Ltd.               Hong Kong           100% Log.Hold.
Logistics Far East Co. Ltd.               Hong Kong           100% Log.Hold.
Logistics (Holdings) Ltd.                 Hong Kong           100% FCI
Logistics Services (H.K.) Co. Ltd.        Hong Kong           100% Log.Hold.
Logistics Terminal Limited                Hong Kong           100% Log.Hold.
United Great Shipping Ltd.                Hong Kong           100% Log.Hold.
Fritz Freight Forwarding India
       Private Ltd.                       India               100% FC India(HK)
P.T. Fritz Logistics Indonesia            Indonesia           50% FTI-HK
Fritz Companies Korea Limited             Korea               100%FTI-HK
Fritz Logistics Services (M) SDN. BHD.    Malaysia            100% FTI-HK
FTI Logistics SDN. BHD                    Malaysia            100%Fr.Log.(b)
Fritz Logistics SDN. BHD.                 Malaysia            100% FTI-HK(b)
Fritz Transportation International
      (Malaysia)SDN BHD                   Malaysia            100% FTI-HK
Fritz Companies Pakistan (Private)
      Limited                             Pakistan            100% FTI-HK
Shanghai Outer GAO QIAO Fritz Co., Ltd.   PRC                 100% FTI-HK
Shenzhen Fritz Warehouse
      Distribution Service Co., Ltd.      PRC                 70% FTI-HK
Fritz Airfreight Subic, Inc.              Philippines         100% Fritz
                                                              Log. Phils
Fritz Logistics Phils., Inc.              Philippines         40% FTI-HK/
                                                              60% FTI-HK (b)
FTI (Philippines) Inc.                    Philippines         40% FTI-HK/
                                                              60% FTI-HK (b)
Philippine Logistics Services, Inc.       Philippines         100% Log.Hold.
FAF-Fritz PTE Ltd.                        Singapore           100% FTI-HK
Fritz Logistics (s) Pte. Ltd.             Singapore           100% ICS
FTI-Fritz PTE Ltd.                        Singapore           100% FCI
Logistics Transport (s) Pte. Ltd.         Singapore           100% Log.Hold.
Masters Airfreight Pte. Ltd.              Singapore           100% FTI-HK
Fritz Companies Lanka (Private) Limited   Sri Lanka           40% FTI-HK/
                                                              60% FTI-HK(b)
Fritz Transportation International
      (Private) Limited                   Sri Lanka           40% FTI-HK/
                                                              60% FTI-HK(b)
Union Transport (Private) Limited         Sri Lanka           100% FTI-SriLnk
Fong Ching Airfreight Co. Ltd./
      Fritz Air Freight (Taiwan)
      Co., Ltd.                           Taiwan              51% FTI-HK
Fritz Transportation International
      (Taiwan)Co.,Ltd.                    Taiwan              100% FCI (b)
Logistics Service (Taiwan) Co. Ltd.       Taiwan              100% Log.Hold.
FAF-Fritz (Thailand) Limited              Thailand            31% FTI-Thai/
                                                              39% FTI-HK
Fritz Transportation International
        (Thailand) Limited                Thailand            39% FTI-HK/
                                                              61% FTI-HK (b)


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Miscellaneous                  Country of Incorporation     Ownership

AFA AirFreight Pty. Ltd.               Australia            100% Park Frt.
Fritz-Companies (Aust) Pty. Ltd.       Australia            100% Park Frt.
Hargrave Edwards, Co. Pty. Ltd.        Australia            100% Park Frt.
Mavin (Aust.) Pty. Ltd.                Australia            100% Park Frt.
Park Freight International Pty.Ltd.    Australia            100% FCI
Trade Management Services Pty. Ltd.    Australia            100% Fritz Aust
Fritz Companies, Botswana              Botswana             100% FritzS.Africa
       (Proprietary) Limited
Intermodal (Botswana) (Proprietary)    Botswana             100% FritzS.Africa
        Limited
Fritz Egypt Company W.L.L.             Egypt                100% FCI
Fritz (NZ) Limited                     New Zealand          100% Fritz Australia
Fritz Companies South Africa
         (Proprietary) Ltd.            South Africa         100% FCI







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